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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                          United Parcel Service, Inc.
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               (Name of Registrant as Specified In Its Charter)


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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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Notes:
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                    UNITED PARCEL SERVICE OF AMERICA, INC.

                     SOLICITATION OF CONSENTS TO TERMINATE
                       THE UPS MANAGERS STOCK TRUST AND
                         THE UPS EMPLOYEES STOCK TRUST

         Consent Solicitation Statement dated September 22, 1999

                               ----------------


 . We are soliciting your consent to terminate the UPS Managers Stock Trust and the UPS Employees Stock Trust. Each of these trusts may be terminated, with our prior written consent, by the members and additional members of the trust for whom a majority of the shares are held under that trust.

 . Your consent will be a consent to terminate each of these trusts under which you hold shares of our common stock.

 . We are seeking to terminate the trusts in connection with our proposed merger with UPS Merger Subsidiary, Inc. and the proposed public offering of United Parcel Service, Inc.'s class B common stock. Each of these transactions is described in detail in our proxy statement/prospectus dated September 22, 1999, which accompanies this consent solicitation statement. You should read the proxy statement/prospectus carefully.

 . If the proposed merger is not approved by our shareowners, or the proposed merger and public offering do not occur for any reason, the trusts will not terminate.

 . To consent to the termination of each of the trusts under which you hold shares of our common stock, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope.

 .  Our board of directors has unanimously determined that termination of the trusts is in the best interests of our shareowners, and unanimously recommends that you consent to termination of the trusts.
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                                  BACKGROUND

   The UPS Managers Stock Trust and UPS Employees Stock Trust are designed to keep our stockholdings intact in a single, unified group. Shares of our common stock held under the trusts:

   . are subject to repurchase by us in the event that you request to withdraw them from the trusts

   .  are subject to recall by us when you leave UPS or retire

   As described in the proxy statement/prospectus, we are proposing to merge with UPS Merger Subsidiary, Inc., and to offer United Parcel Service, Inc.'s class B common stock to the public. We believe that these transactions will give us greater financial flexibility to respond to changes in global market conditions, including the ability to use a publicly traded security to make strategic acquisitions in important markets around the world, while keeping voting control in the hands of our current shareowners.

   United Parcel Service, Inc.'s certificate of incorporation accomplishes many of the goals of the trusts by concentrating both our equity ownership and voting power in the newly created class A common stock, while offering the newly created class B common stock, which has the same economic rights but has less voting power and represents less of our total equity, to the public. Because we initially will issue class A common stock only to our current shareowners, and because we intend to issue class A common stock primarily to our managers and employees in the future, this structure will maintain and enhance our historical ownership profile.

   For these reasons, we believe that the trusts will not be necessary to maintain our employee-owned and owner-managed culture and structure after the merger and the public offering.

                            EFFECT OF THE PROPOSAL

   If we receive adequate consents to terminate the trusts, we will deliver notice of termination to First Union National Bank, which is trustee of the trusts. The trusts will terminate simultaneously with the merger of UPS Merger Subsidiary, Inc. with and into United Parcel Service of America, Inc. The shares of class A common stock of United Parcel Service, Inc. that you receive in the merger will not be subject to the trusts.

   If the proposed merger is not approved by our shareowners, or the proposed merger and public offering do not occur for any reason, the trusts will not terminate.

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                               CONSENTS REQUIRED

   Each of the trusts may be terminated, with our prior written consent, by members and additional members of the trust for whom a majority of the shares are held under that trust.

   A "member" of a trust is a person who has signed a deposit agreement under the trust. An "additional member" of a trust is a member's donee, heir, legatee, administrator or executor, any trustee or custodian of a member's individual retirement account, or any other transferee of shares from a member permitted by the trust.

   To consent to the termination of each of the trusts under which you hold shares of our common stock, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope.

   Our board of directors has unanimously determined that termination of the trusts is in the best interests of our shareowners, and unanimously recommends that you consent to termination of the trusts.

                      WHERE YOU CAN FIND MORE INFORMATION

   We file, and after the public offering United Parcel Service, Inc. will file, annual, quarterly and special reports, proxy statements and other information with the SEC. Our SEC filings are available to the public over the Internet at the SEC's web site at http://www.sec.gov. You may read and copy any document we file at the SEC's public reference rooms in Washington, D.C. at 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and at the SEC's regional offices in New York at 7 World Trade Center, 13th Floor, New York, NY 10048, and in Chicago at Suite 1400, Northwestern Atrium Center, 14th Floor, 500 W. Madison Street, Chicago, IL 60661. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms.

   We have filed a registration statement on Form S-4 with the SEC. The proxy statement/prospectus that accompanies this consent solicitation statement is part of that registration statement and, as allowed by SEC rules, does not include all of the information you can find in the registration statement or the exhibits to the registration statement. United Parcel Service, Inc. also has filed a registration statement on Form S-1 relating to the proposed public offering of shares of its class B common stock.

   If you have any questions, you should contact UPS Shareowner Relations at
(404) 828-6000.


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